Exhibit 23.1

Consent of Stark, Winter, Schenkein and Co., LLP



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 dated March 14, 2006, of Liska Biometry, Inc. of our report dated April 19, 2005, relating to the financial statements of Liska Biometry, Inc. as of December 31, 2004.





                 Stark Winter Schenkein & Co., LLP
                 Certified Public Accountants


March 14, 2006
Denver, Colorado









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